Scudder
Money Market Series:

      Scudder Premium Money
      Market Shares

      Scudder Prime Reserve
      Money Market Shares


Annual Report
May 31, 1999


No-Load Funds


No-load (no sales charges) mutual fund portfolios seeking to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.


SCUDDER

                       Scudder Premium Money Market Shares

----------------------------------------------------------------------------------------------------------
Date of Inception:  7/7/97    Total Net Assets as of 5/31/99: $936.08 million        Ticker Symbol: SPMXX
----------------------------------------------------------------------------------------------------------

o Scudder Premium Money Market Shares' fiscal year end has changed from December 31 to May 31. For its abbreviated fiscal year that began on January 1, 1999, and ended May 31, 1999, Scudder Premium Money Market Shares maintained its $1.00 share price and provided a 2.00% total return.

o The Scudder Premium Money Market Shares' 30-day net annualized yield was 4.77% as of May 31, 1999.



                    Scudder Prime Reserve Money Market Shares

----------------------------------------------------------------------------------------------------------
Date of Inception:  10/15/98    Total Net Assets as of 5/31/99:  $33.82 million     Ticker Symbol:  SCRXX
----------------------------------------------------------------------------------------------------------

o Scudder Prime Reserve Money Market Shares' fiscal year end has changed from December 31 to May 31. For its abbreviated fiscal year that began on January 1, 1999, and ended May 31, 1999, Scudder Prime Reserve Money Market Shares maintained its $1.00 share price and provided a 1.98% total return.

o The Scudder Prime Reserve Money Market Shares' 30-day net annualized yield was 4.75% as of May 31, 1999.



                                Table of Contents

 3  Letter from the Series' President     22  Report of Independent Accountants
 4  Portfolio Management Discussion       23  Tax Information
 7  Glossary of Investment Terms          24  Officers and Directors
 8  Investment Portfolio                  25  Investment Products and Services
12  Financial Statements                  26  Scudder Solutions
15  Financial Highlights
19  Notes to Financial Statements


                        2 - Scudder Money Market Series

                        Letter from the Series' President
Dear Shareholders,
     We are pleased to present this combined report for Scudder Premium Money Market Shares and Scudder Prime Reserve Money Market Shares. Both investments are classes of Scudder Money Market Series (the "Fund"). We have changed the fiscal year end of the Fund from December 31 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November.

     During a period of increased volatility for the financial markets, Scudder Premium Money Market Shares and Scudder Prime Reserve Money Market Shares continued to seek a stable $1.00 share price and competitive money market rates for their investors. A "flight to quality" during much of the period that spurred a large number of investors to turn to money market instruments and tended to depress short-term interest rates has subsided. This is indicated to us by the spread between the Fed Funds rate and the 90-day Treasury bill rate:
As wide as one and a half percentage points in mid-October, the spread closed to a tenth of a percentage point as of May 31. Please read the Portfolio Management Discussion beginning on page 4 for additional information concerning the investment environment, strategy, and outlook for the Funds.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 27 provides more information on how to contact us. Thank you for choosing Scudder to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Money Market Series

                        3 - Scudder Money Market Series

                         Portfolio Management Discussion
Dear Shareholders,

Through a period that included a massive "flight to quality," shifting interest rate stances by the Federal Reserve, a rising but volatile U.S. stock market, and a robust U.S. economy, Scudder Premium Money Market Shares and Scudder Prime Reserve Money Market Shares (both are classes of Scudder Money Market Series, the "Fund") provided shareholders with a stable $1.00 share price and a competitive yield during the Fund's abbreviated annual period ended May 31, 1999. The 30-day net annualized yield of Scudder Premium Money Market Shares (investment minimum $25,000) was 4.77% as of May 31. Scudder Prime Reserve Money Market Shares (investment minimum $10,000) posted a 4.75% 30-day net annualized yield as of May 31. For the Fund's abbreviated annual period that began January 1, 1999, and ended May 31, 1999, Scudder Premium Money Market Shares posted a 2.00% total return and Scudder Prime Reserve Money Market Shares provided a 1.98% total return.

                             The Markets Settle Down

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds and money market instruments led to significantly lower bond and money market yields. The Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability.

During this period, the U.S. economy continued to grow beyond all expectations, with a dramatic 6% annualized increase in GDP for the fourth quarter of 1998 and a strong start in 1999 that seemed to assure at least 4% GDP growth this year. Reflecting a healthy economy and investor expectations for continued growth, the Dow Jones average reached 10,560 by the close of the Fund's fiscal year. At the same time, the Federal Reserve was preparing to nudge interest rates higher (after the bond market had already done so) in an effort to head off inflationary pressures. The credit concerns that drove so much investor activity in late 1998 had gradually subsided.

                             A Conservative Strategy

Over the Fund's abbreviated fiscal year, we took a "neutral" stance, and refrained from extending the Fund's average maturity because we believed that money market yields at the longer end of our acceptable maturity range did not offer attractive value. The Fund's strategy has been to wait until money market yields increased sufficiently in order to make the additional risk of extending maturity worthwhile. The average maturity of the Fund was 38 days as of May 31, 1999.

As part of its long-term policy, the Fund invests only in first-tier debt instruments. Because of the increased level of volatility and activity in the markets, we placed an even greater emphasis on the highest quality money market securities during the period. Over its abbreviated fiscal year, the Fund maintained investments in a variety of money market instruments, including commercial paper, variable- and floating-rate securities, U.S. government agency

                        4 - Scudder Money Market Series
obligations, certificates of deposit, and repurchase agreements.

We maintained an overweight position in commercial paper during the period because we believe it offered the most attractive value and some of the highest money market yields available. As of May 31, commercial paper represented 60% of the Fund's portfolio. The Fund's second largest position, variable- and floating-rate securities (22%), was attractive because of these securities' longer maturities, their high correlation with short-term interest rates, and their indexing features. Indexing means that the interest rate of these securities is tied to another rate such as the prime lending rate, and is adjusted up or down when the base rate changes. Variable-rate securities typically hold an incremental yield advantage over fixed-rate issues that mature in 30 days.

                                    Outlook

In light of recent increases in short-term interest rates -- including an increase in the Federal Funds target rate following the close of the period -- a long-predicted slowdown in U.S. economic activity seems more likely to occur in 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on short-term rate increases. Though we plan to extend the Fund's average maturity when the market offers sufficient value, we will maintain a cautious approach during the coming months. We will also monitor the level of worldwide economic activity closely over the remainder of the year. The United States has been the only significant engine of economic growth for some time. If the incipient economic recovery in Asia and other parts of the

                        5 - SCUDDER MONEY MARKET SERIES
world gathers steam, we will watch for additional upward pressure on inflation and short-term interest rates and adjust our strategy accordingly.

The Fund's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Fund for high current income, share price stability, and liquidity.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen
Frank J. Rachwalski, Jr.         Jerri I. Cohen


                          Scudder Money Market Series:
                          A Team Approach to Investing

Scudder Money Market Series is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management in January 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since joining the Adviser in 1973.

Portfolio Manager Jerri I. Cohen joined the Adviser in 1981 and has 18 years of investment industry experience. Ms. Cohen joined the team in 1998.

                        6 - SCUDDER MONEY MARKET SERIES

                          Glossary of Investment Terms



CERTIFICATE OF DEPOSIT  A debt instrument issued by a bank that usually pays interest. Maturities range from a few weeks to several years, and interest rates reflect competitive forces in the marketplace.

COMMERCIAL PAPER        Short-term obligations with maturities ranging
                        from 2 to 270 days, and issued by banks, corporations, and other borrowers. These instruments are unsecured and usually sold at a discount, although some are interest-bearing, and offer a high level of safety and liquidity.

LIQUIDITY               A characteristic of an investment or an asset referring
                        to the ease of convertibility into cash within a reasonably short period of time.

MATURITY                The date at which a debt instrument is due and payable.
                        A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment on that date.


MONEY MARKET            Market for short-term debt instruments, including
                        banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills. Money market instruments are traded through dealers, money center banks, and the Open Market
                        Trading Desk at the New York Federal Reserve Bank. All of these instruments have a high level of safety and liquidity.


REPURCHASE AGREEMENT    Agreement between a seller and a buyer, usually of U.S.
(REPO)                  Government securities, whereby the seller agrees to
                        repurchase the securities at a higher agreed-upon price and, usually, at a stated time. As a money market vehicle, repos refer to the process of a government securities dealer (usually a bank) borrowing from an investor (typically a corporation with excess cash) to finance its inventory, using the securities as collateral.


TOTAL RETURN            The most common yardstick to measure the performance of
                        A fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                        7 - Scudder Money Market Series

                     Investment Portfolio as of May 31, 1999

                               Money Market Series

                                                                                                       Principal
                                                                                                       Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 7.0%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 5/28/1999 at 4.8%, to be repurchased at $189,600,060 on 6/1/1999, collateralized by:
  U.S. Treasury Notes, 5.50% to 8.875%, 11/30/1999 to 5/15/2000
  U.S. Treasury Bonds, 5.5% to 7.875%, 2/29/2000 to 8/15/2027
  (Cost $189,499,000) ................................................................................   189,499,000   189,499,000
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 5/28/1999 at 4.8%, to be repurchased at $38,020,267 on 6/1/1999, collateralized by a U.S. Treasury Note,
  3.625%, 7/15/2002 (Cost $38,000,000) ...............................................................    38,000,000    38,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $227,499,000)                                                                        227,499,000
------------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 60.0%
------------------------------------------------------------------------------------------------------------------------------------
Ace Overseas Corp., 4.16%, 6/7/1999 ..................................................................    49,500,000    49,459,988
Alpine Securitization Corp., 3.23%, 6/3/1999 .........................................................    26,725,000    26,717,799
Alpine Securitization Corp., 4.72%, 7/8/1999 .........................................................    35,990,000    35,811,710
American Honda Finance Corp., 5.08%, 7/28/1999* ......................................................    25,000,000    25,000,000
Asset Securitization Corp., 4.64%, 6/24/1999 .........................................................    50,000,000    49,845,708
Barton Capital Corp., 4.87%, 8/16/1999 ...............................................................    50,000,000    49,484,889
Coca-Cola Enterprises, Inc., 2.42%, 6/2/1999 .........................................................     9,000,000     8,998,793
Coca-Cola Enterprises, Inc., 3.62%, 6/4/1999 .........................................................    25,000,000    24,989,938
Coca-Cola Enterprises, Inc., 4.89%, 8/19/1999 ........................................................    30,000,000    29,677,417
Colgate-Palmolive Inc., 4.65%, 6/30/1999 .............................................................    27,500,000    27,393,888
Corporate Asset Funding Corp., 4.84%, 6/1/1999 .......................................................    14,000,000    14,000,000
Corporate Asset Funding Corp., 4.75%, 7/20/1999* .....................................................    45,000,000    44,704,775
Corporate Asset Funding Corp., 4.81%, 7/26/1999 ......................................................    50,000,000    49,628,750
CXC, Inc., 4.77%, 7/6/1999 ...........................................................................    50,000,000    49,762,778
Denmark Danske Bank, 4.82%, 6/17/1999* ...............................................................    20,000,000    19,992,195
Duke Capital Corp., 4.23%, 6/8/1999 ..................................................................    20,000,000    19,981,217
Eastman Kodak Co., 4.74%, 7/22/1999 ..................................................................    20,000,000    19,864,000
Enterprise Funding Corp., 4.6%, 6/23/1999 ............................................................    27,260,000    27,180,037
Eureka Securitization, Inc., 4.75%, 7/20/1999 ........................................................    30,000,000    29,803,183
Eureka Securitization, Inc., 4.82%, 7/28/1999 ........................................................    36,491,000    36,209,624
Fairway Finance Corp., 2.43%, 6/2/1999 ...............................................................    44,625,000    44,618,976
Fairway Finance Corp., 4.92%, 10/25/1999 .............................................................    30,311,000    29,713,570
Fairway Finance Corp., 4.93%, 10/29/1999 .............................................................    17,224,000    16,875,214
Falcon Asset Securitization Corp., 4.51%, 6/15/1999 ..................................................    23,072,000    23,028,753

    The accompanying notes are an integral part of the financial statements.

                         8 - Scudder Money Market Series


                                                                          Principal
                                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------

Fountain Square Commercial Funding, 4.52%, 6/14/1999 ..................   25,880,000   25,834,581
Fountain Square Commercial Funding, 4.58%, 6/17/1999 ..................   21,391,000   21,344,795
Fountain Square Commercial Funding, 4.64%, 6/21/1999 ..................   11,762,000   11,730,243
GTE Corp., 3.21%, 6/3/1999 ............................................   20,000,000   19,994,644
GTE Corp., 4.31%, 6/9/1999 ............................................   23,000,000   22,975,262
GTE Corp., 4.41%, 6/11/1999 ...........................................   17,950,000   17,925,867
General Motors Acceptance Corp., 4.96%, 6/1/1999 ......................   64,000,000   64,000,000
General Motors Acceptance Corp., 4.99%, 7/1/1999 ......................   64,000,000   63,733,911
Lehman Brothers Holding Corp., 4.86%, 7/1/1999 ........................   25,000,000   24,895,833
Lexington Parker Capital Corp., 3.62%, 6/4/1999 .......................   31,979,000   31,966,128
Lexington Parker Capital Corp., 4.77%, 7/8/1999 .......................   40,000,000   39,799,789
Merita North America Corp., 4.74%, 7/19/1999 ..........................   20,000,000   19,871,733
Merita North America Corp., 4.87%, 8/10/1999 ..........................   50,000,000   49,524,583
Merrill Lynch & Co., 4.73%, 7/16/1999 .................................   50,000,000   49,699,375
Mont Blanc Capital Corp., 4.64%, 6/25/1999 ............................   50,000,000   49,839,333
Monte Rosa Capital Corp., 4.38%, 6/10/1999 ............................   20,000,000   19,975,700
Morgan Stanley Dean Witter Discover Co., 4.33%, 6/10/1999 .............   36,842,000   36,797,698
New Center Asset Trust, 4.81%, 9/3/1999 ...............................   50,000,000   49,372,681
Old Line Funding Corp., 4.74%, 7/2/1999 ...............................   30,000,000   29,874,192
Pemex Capital Corp., 4.84%, 8/16/1999 .................................   50,000,000   49,488,056
Preferred Receivables Funding Corp., 4.71%, 7/6/1999 ..................   32,870,000   32,715,968
Preferred Receivables Funding Corp., 4.79%, 7/8/1999 ..................   50,000,000   49,748,708
Quincy Capital Corp., 4.13%, 6/7/1999 .................................   25,000,000   24,979,958
Sheffield Receivables Corp., 4.57%, 6/17/1999 .........................   50,000,000   49,892,222
Special Purpose Accounts Receivable Cooperative Corp., 4.64%, 6/22/1999   30,000,000   29,915,125
Twin Towers Inc., 4.76%, 7/20/1999 ....................................   60,681,000   60,282,073
Twin Towers Inc., 4.92%, 9/21/1999 ....................................   20,000,000   19,695,733
UBS Finance Corp., 5.04%, 12/15/1999 ..................................   50,000,000   48,651,097
Variable Funding Corp., 4.28%, 6/9/1999 ...............................   25,000,000   24,973,278
Variable Funding Corp., 4.75%, 7/20/1999 ..............................   40,000,000   39,737,578
WCP Funding Inc., 4.62%, 6/22/1999 ....................................   19,000,000   18,946,468
WCP Funding Inc., 4.73%, 7/8/1999 .....................................   25,000,000   24,875,896
Windmill Funding Corp., 4.27%, 6/9/1999 ...............................   25,467,000   25,439,835


    The accompanying notes are an integral part of the financial statements.

                         9 - Scudder Money Market Series

                                                                          Principal
                                                                          Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------
Windmill Funding Corp., 4.71%, 7/9/1999 ..............................      20,204,000      20,101,420
Windmill Funding Corp., 4.81%, 7/22/1999 .............................      25,000,000      24,827,521
-------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $1,946,170,486)                                             1,946,170,486
-------------------------------------------------------------------------------------------------------

Certificates Of Deposit 10.8%
-------------------------------------------------------------------------------------------------------

American Express Centurion Bank, 4.895%, 6/22/1999* ..................      22,000,000      22,000,000
Bank of America, Bank Note, 4.76%, 6/1/1999* .........................      50,000,000      50,000,000
Bayerische Landesbank, 4.791%, 6/10/1999* ............................      40,000,000      39,976,044
Canadian Imperial Bank, 4.875%, 7/7/1999* ............................      10,000,000       9,993,592
Deutsche Bank AG, 4.88%, 7/2/1999* ...................................      40,000,000      39,974,262
First National Chicago, Discount Note, 5.23%, 8/17/1999* .............      99,000,000      99,000,000
Svenska Handelsbanken, Bank Note, 4.782%, 6/2/1999* ..................      40,000,000      39,999,924
Toronto-Dominion Bank, 4.772%, 6/14/1999* ............................      50,000,000      49,992,090
Total Certificates Of Deposit (Cost $350,935,912)                                          350,935,912
-------------------------------------------------------------------------------------------------------

Short-Term and Medium-Term Notes 22.2%
-------------------------------------------------------------------------------------------------------
American Express Centurion Bank, Floating Rate Note, 4.89%, 6/15/1999*      15,000,000      15,000,000
American Express Centurion Bank, Floating Rate Note, 4.89%, 6/18/1999*      15,000,000      15,000,000
American Honda Finance Corp., 4.95%, 6/24/1999* ......................      15,500,000      15,497,017
AmSouth Bank, Floating Rate Note, 4.82%, 6/15/1999* ..................      20,000,000      19,993,705
BankBoston, N.A., Floating Rate Note, 4.89%, 6/1/1999* ...............      25,000,000      25,000,000
Caterpillar Financial Services, 5.0%, 8/11/1999* .....................      15,000,000      15,005,390
CIT Group Holdings Corp., 4.88%, 7/2/1999* ...........................      40,000,000      39,975,047
Comercia Inc., Medium Term Note, 4.9%, 6/15/1999* ....................      40,000,000      39,985,036
Countrywide Home Loan, 4.92%, 6/28/1999* .............................      30,000,000      30,000,000
Countrywide Home Loan, Medium Term Note, 5.25%, 7/15/1999* ...........      20,000,000      20,000,000
FCC National Bank, Floating Rate Note, 4.8%, 6/1/1999* ...............      15,000,000      15,000,000
First Union National Bank, Discount Note, 5.23%, 8/17/1999* ..........      30,000,000      30,000,000
Fleet National Bank, 4.91%, 6/1/1999* ................................      50,000,000      49,984,636
Goldman Sachs & Co., 4.99%, 6/4/1999* ................................      40,000,000      40,000,000
Huntington National Bank, 4.99%, 6/1/1999* ...........................      25,000,000      24,996,883
IBM Corp., 5.07%, 3/22/2000 ..........................................      50,000,000      49,979,681
John Deere Capital Corp., 4.9%, 6/16/1999* ...........................      41,000,000      40,984,049
Key Bank, Bank Note, 5.01%, 8/20/1999* ...............................      22,000,000      22,004,382
MMR Funding I, Weekly Demand Note, 4.95%, 6/3/1999* ..................       5,500,000       5,500,000
NationsBank Corp., Weekly Demand Note, 4.83%, 6/1/1999* ..............      40,000,000      39,997,849


The accompanying notes are an integral part of the financial statements.

                        10 - Scudder Money Market Series

                                                                             Principal
                                                                            Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------

Northern Trust Corp., Floating Rate Note, 4.79%, 6/8/1999* .............    50,000,000    49,991,863
PNC Bank Corp., 4.90%, 6/28/1999* ......................................    35,000,000    35,003,321
Student Loan Marketing Association, Floating Rate Note, 5.27%, 6/2/1999*    30,000,000    29,983,607
Transamerica Finance Corp., 5.25%, 8/18/1999* ..........................    50,000,000    50,000,000
-----------------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $718,882,466)                               718,882,466
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,243,487,864) (a)                         3,243,487,864
-----------------------------------------------------------------------------------------------------

(a) Cost for federal income tax purposes is $3,243,487,864.
  * Floating rate security; date shown is next interest rate change.

    The accompanying notes are an integral part of the financial statements.

                        11 - Scudder Money Market Series

                              Financial Statememts

                       Statement of Assets and Liabilities

                               as of May 31, 1999

                                                                                                  Money
Assets                                                                                        Market Series
-------------------------------------------------------------------------------------------------------------

                  Investments, at value (for cost, see accompanying lists of investment
                    portfolios)...........................................................   $3,243,487,864
                  Cash ...................................................................          546,805
                  Receivable for Fund shares sold ........................................        5,843,239
                  Receivable for investments sold ........................................             --
                  Interest receivable ....................................................        5,117,385
                  Other assets ...........................................................          138,774
                                                                                             --------------
                  Total assets ...........................................................    3,255,134,067
Liabilities
-------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................................       63,733,911
                  Notes payable ..........................................................             --
                  Dividends payable ......................................................       11,715,417
                  Payable for Fund shares redeemed .......................................        8,345,862
                  Accrued management fee .................................................          267,523
                  Other payables and accrued expenses ....................................          170,349
                                                                                             --------------
                  Total liabilities ......................................................       84,233,062
                  ------------------------------------------------------------------------   --------------
                  Net assets, at value                                                       $3,170,901,005
                  ------------------------------------------------------------------------   --------------
Net Asset Value
-------------------------------------------------------------------------------------------------------------
                  Managed Shares:
                    Net assets applicable to shares outstanding ..........................   $  395,212,740
                    Shares outstanding of capital stock, $.001 par value, 800,000,000
                        shares authorized.................................................      395,212,740
                                                                                             --------------
                    Net Asset Value, offering and redemption price per share (net assets /
                        shares outstanding)...............................................   $         1.00
                                                                                             --------------
                  Institutional Shares:
                    Net assets applicable to shares outstanding ..........................   $1,805,788,987
                    Shares outstanding of capital stock, $.001 par value, 3,615,000,000
                       shares authorized..................................................    1,805,788,987
                                                                                             --------------
                    Net Asset Value, offering and redemption price per share (net assets /
                       shares outstanding)................................................   $         1.00
                                                                                             --------------
                  Premium Money Market Shares:
                    Net assets applicable to shares outstanding ..........................   $  936,084,051
                    Shares outstanding of capital stock, $.001 par value, 2,180,000,000
                        shares authorized.................................................      936,084,051
                                                                                             --------------
                    Net Asset Value, offering and redemption price per share (net assets /
                        shares outstanding)...............................................   $         1.00
                                                                                             --------------
                  Prime Reserve Money Market Shares:
                    Net assets applicable to shares outstanding ..........................   $   33,815,227
                    Shares outstanding of capital stock, $.001 par value, 1,180,000,000
                        shares authorized.................................................       33,815,227
                                                                                             --------------
                    Net Asset Value, offering and redemption price per share (net assets /
                        shares outstanding)...............................................   $         1.00
                                                                                             --------------


    The accompanying notes are an integral part of the financial statements.

                       12 - Scudder Money Market Series

                            Statements of Operations


                                                                          Five Months
                                                                             Ended        Year Ended
                                                                         May 31, 1999    December 31,
Investment Income                                                          (Note D)          1998
-----------------------------------------------------------------------------------------------------
                  Interest ...........................................   $ 61,123,431    $ 92,336,668
                                                                         ------------    ------------

                  Expenses:
                  Management fee .....................................      3,033,472       4,150,657
                  Shareholder services ...............................        328,856         971,137
                  Directors' fees and expenses .......................         12,300          23,321
                  Custodian and accounting fees ......................        168,868         207,509
                  Reports to shareholders ............................         35,372          80,212
                  Auditing ...........................................          9,620          21,692
                  Legal ..............................................         18,204          20,048
                  Registration fees ..................................        156,149         418,959
                  Other ..............................................         36,283          10,874
                                                                         ------------    ------------
                  Total expenses before reductions ...................      3,799,124       5,904,409
                  Expense reductions .................................     (1,698,744)     (1,846,622)
                                                                         ------------    ------------
                  Expenses, net ......................................      2,100,380       4,057,787
                  -----------------------------------------------------  ------------    ------------
                  Net investment income                                    59,023,051      88,278,881
                  -----------------------------------------------------  ------------    ------------

                  -----------------------------------------------------  ------------    ------------
                  Net increase (decrease) in net assets resulting from
                    operations                                             $ 59,023,051    $ 88,278,881
                  -----------------------------------------------------  ------------    ------------


    The accompanying notes are an integral part of the financial statements.

                       13 - Scudder Money Market Series

                       Statements of Changes in Net Assets

                                                                           Five Months
                                                                              Ended
                                                                          May 31, 1999          Years Ended December 31,
Increase (Decrease) in Net Assets                                           (Note D)            1998              1997
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................   $     59,023,051    $     88,278,881    $     29,622,141
                                                                       ----------------    ----------------    ----------------
                 Distributions to shareholders from:
                 Net investment income (Managed Shares) ............         (7,380,665)        (18,908,573)        (16,811,273)
                                                                       ----------------    ----------------    ----------------
                 Net investment income (Institutional Shares) ......        (33,615,524)        (38,347,244)         (8,101,246)
                                                                       ----------------    ----------------    ----------------
                 Net investment income (Premium Money Market Shares)        (17,567,663)        (30,962,225)         (4,709,622)
                                                                       ----------------    ----------------    ----------------
                 Net investment income (Prime Reserve Money Market
                     Shares)........................................           (459,199)            (60,839)               --
                                                                       ----------------    ----------------    ----------------
                 Fund share transactions:

                 Managed Shares:
                 Proceeds from shares sold .........................        673,318,688       1,521,267,560       1,604,556,971
                 Net asset value of shares issued to shareholders in
                     reinvestment of distributions .................          1,551,477           5,506,361           7,105,515
                 Cost of shares redeemed ...........................       (607,192,461)     (1,568,154,523)     (1,674,045,123)
                                                                        ----------------    ----------------    ----------------
                 Net increase (decrease) in net assets from Fund
                   share transactions...............................         67,677,704         (41,380,602)        (62,382,637)
                                                                       ----------------    ----------------    ----------------
                 Institutional Shares:
                 Proceeds from shares sold .........................     11,712,781,921       5,884,096,724         697,521,385
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...................         11,965,433          14,372,769           1,796,954
                 Cost of shares redeemed ...........................    (10,985,348,196)     (5,169,903,810)       (361,494,193)
                                                                       ----------------    ----------------    ----------------
                 Net increase (decrease) in net assets from Fund
                     share transactions.............................        739,399,158         728,565,683         337,824,146
                                                                       ----------------    ----------------    ----------------
                 Premium Money Market Shares:
                 Proceeds from shares sold .........................      1,070,305,354       2,381,877,957         612,133,352
                 Net asset value of shares issued to shareholders in
                     reinvestment of distributions..................         15,125,932          24,053,642           2,900,558
                 Cost of shares redeemed ...........................       (956,923,660)     (1,933,144,105)       (280,244,979)
                                                                       ----------------    ----------------    ----------------
                 Net increase (decrease) in net assets from Fund
                     share transactions.............................        128,507,626         472,787,494         334,788,931
                                                                       ----------------    ----------------    ----------------
                 Prime Reserve Money Market Shares:
                 Proceeds from shares sold .........................         41,129,865          15,004,074                --
                 Net asset value of shares issued to shareholders in
                     reinvestment of distributions...................            341,450              17,985                --
                 Cost of shares redeemed ...........................        (19,992,513)         (2,685,634)               --
                                                                       ----------------    ----------------    ----------------
                 Net increase (decrease) in net assets from Fund
                     share transactions.............................         21,478,802          12,336,425                --
                                                                       ----------------    ----------------    ----------------
                 Increase (decrease) in net assets .................        957,063,290       1,172,309,000         610,230,440
                 Net assets at beginning of period .................      2,213,837,715       1,041,528,715         431,298,275
                                                                       ----------------    ----------------    ----------------
                 Net assets at end of period .......................   $  3,170,901,005    $  2,213,837,715    $  1,041,528,715
                                                                       ----------------    ----------------    ----------------


    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder Money Market Series

                              Financial Highlights

The following table includes selected data for a share of the Managed Shares class outstanding throughout each period and other performance information derived from the financial statements.

Managed Shares (b)

                                                  Five Months Ended
                                                     May 31, 1999                   Years Ended December 31,
                                                       (Note D)       1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------
Net asset value, beginning of period .............    $1.000        $ 1.000    $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                    --------------------------------------------------------------------------
Net investment income ............................      .020           .052       .051        .049        .054       .038
Distributions from net investment income .........     (.020)         (.052)     (.051)      (.049)      (.054)     (.038)
                                                    --------------------------------------------------------------------------
Net asset value, end of period ...................    $1.000        $ 1.000    $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                    --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .............................      1.99**         5.33       5.21        4.97        5.57       3.86
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........       395            328        369         431         372        367
Ratio of operating expenses, net to average
  daily net assets (%) ...........................       .23*           .38        .49         .55         .55        .55
Ratio of operating expenses before expense
  reductions to average daily net assets (%) .....       .37*           .48        .59         .62         .68        .68
Ratio of net investment income to average daily
  net assets (%) .................................      4.78*          5.20       5.00        4.86        5.45       3.84

(a)  Total returns are higher due to maintenance of the Fund's expenses.
(b) Effective July 7, 1997, Scudder Money Market Series (formerly known as the Managed Cash Fund) was divided into four classes, of which Scudder Money Market Managed Shares is one. Shares of the Fund outstanding on such date were redesignated as the Managed Shares of the Fund. The data set forth above for the periods prior to July 17, 1997, reflects the investment performance of the Fund prior to such redesignation.
*    Annualized
**   Not annualized


                        15 - Scudder Money Market Series

The following table includes selected data for a share of the Institutional Shares class outstanding throughout each period and other performance information derived from the financial statements.

Institutional Shares

                                                                                                              For the Period
                                                                                                              August 4, 1997
                                                                                                             (commencement of
                                                                              Five Months                         sale of
                                                                                 Ended                         Institutional
                                                                             May 31, 1999      Year Ended        Shares) to
                                                                               (Note D)   December 31, 1998  December 31, 1997
------------------------------------------------------------------------------------------------------------------------------

                                                                               -----------------------------------------------
Net asset value, beginning of period .......................................   $1.000           $1.000           $1.000
                                                                               -----------------------------------------------
Net investment income ......................................................     .020             .054             .022
Distributions from net investment income ...................................    (.020)           (.054)           (.022)
                                                                               -----------------------------------------------
Net asset value, end of period .............................................   $1.000           $1.000           $1.000
                                                                               -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .......................................................     2.03**           5.52             2.25**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................    1,806            1,066              338
Ratio of operating expenses, net to average daily net assets (%) ...........      .14*             .18              .26*
Ratio of operating expenses before expense reductions, to average daily
   net assets (%) ..........................................................      .28*             .29              .31*
Ratio of net investment income to average daily net assets (%) .............     4.87*            5.34             5.39*


(a) Total return is higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized

                        16 - Scudder Money Market Series

The following table includes selected data for a share of the Premium Money Market Shares class outstanding throughout each period and other performance information derived from the financial statements.

Premium Money Market Shares

                                                                                                              For the Period
                                                                                                               July 7, 1997
                                                                                                             (commencement of
                                                                         Five Months Ended                    sale of Premium
                                                                            May 31, 1999     Year Ended         Shares) to
                                                                              (Note D)    December 31, 1998 December 31, 1997
------------------------------------------------------------------------------------------------------------------------------

                                                                            --------------------------------------------------
Net asset value, beginning of period ....................................    $1.000            $1.000           $1.000
                                                                            --------------------------------------------------
Net investment income ...................................................      .020              .053             .026
Distributions from net investment income ................................     (.020)            (.053)           (.026)
                                                                            --------------------------------------------------
Net asset value, end of period ..........................................    $1.000            $1.000           $1.000
                                                                            --------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ....................................................      2.00**            5.46             2.62**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................       936               808              335
Ratio of operating expenses, net to average daily net assets (%) ........       .20*              .24              .38*
Ratio of operating expenses before expense reductions, to average daily
  net assets (%) ........................................................       .34*              .35              .43*
Ratio of net investment income to average daily net assets (%) ..........      4.81*             5.31             5.50*

(a) Total return is higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized


                        17 - Scudder Money Market Series

The following table includes selected data for a share of the Prime Reserve Money Market Shares class outstanding throughout each period and other performance information derived from the financial statements.

Prime Reserve Money Market Shares

                                                                                                              For the Period
                                                                                                              October 15, 1998
                                                                                                              (commencement of
                                                                                           Five Months Ended    sale of Prime
                                                                                             May 31, 1999      Reserve Shares)
                                                                                               (Note D)        to December 31,
                                                                                                                   1998
------------------------------------------------------------------------------------------------------------------------------

                                                                                             ---------------------------------
Net asset value, beginning of period ......................................................    $1.000           $1.000
                                                                                             ---------------------------------
Net investment income .....................................................................      .020             .011
Distributions from net investment income ..................................................     (.020)           (.011)
                                                                                             ---------------------------------
Net asset value, end of period ............................................................    $1.000           $1.000
                                                                                             ---------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ......................................................................      1.98**           1.06**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................................................        34               12
Ratio of operating expenses, net to average daily net assets (%) ..........................       .26*             .31*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ....       .40*             .45*
Ratio of net investment income to average daily net assets (%) ............................      4.73*            4.95*

(a) Total return is higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized


                        18 - Scudder Money Market Series

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Fund, Inc. (the "Company") is an open-end diversified management investment company comprised of three diversified money market portfolios:
Scudder Money Market Series (the "Fund"), Scudder Tax Free Money Market Series, and Scudder Government Money Market Series (collectively, the "Funds"). Scudder Tax Free Money Market Series and Scudder Government Money Market Series each offers two classes of shares, Institutional Class and Managed Class and Scudder Money Market Series offers four classes of shares, Institutional Class, Managed Class, Premium Money Market Class, and Prime Reserve Money Market Class.

Security Valuation. The Fund values its investments using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market.

Federal Income Taxes. The Company's policy is to qualify the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable and tax-exempt income, including any realized net capital gains, to shareholders. Therefore, no Federal income tax provision is required.

At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,200 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date.

Dividends. Dividends from net investment income are declared each business day to shareholders of record that day for payment on the first business day of the following month.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Other. Investment transactions are recorded on trade dates. Interest income, including the accretion or amortization of discount or premium, is recorded on the accrual basis. Discounts or premiums on securities purchased are accreted or amortized, respectively, on a straight line basis over the life of the respective securities. Distributions to shareholders are recorded on the ex-dividend dates.

                               B. Related Parties

Under the Investment Management Agreements (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. The Adviser receives an investment management fee at an annual rate of 0.25% of average daily net assets for the Fund. Also, the Adviser has agreed to waive a portion of its investment management fee for the Fund to the extent necessary so that the total annualized investment management fee does not exceed 0.11%.

                        19 - Scudder Money Market Series

For the five months ended May 31, 1999, the Adviser did not impose fees of $1,698,744 and did impose fees of $1,334,728. For the year ended December 31, 1998, the Adviser did not impose fees of $1,846,622 and did impose fees of $2,304,035.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Each class of the Fund has entered into a Transfer Agency and Service Agreement with SSC. SSC receives account fees that vary according to the account size and type of account of the shareholders of the respective classes. For the five months ended May 31, 1999 the following amounts were charged to the Fund:

      Managed Class                                  $   43,274
      Institutional Class                                13,203
      Premium Class                                     184,338
      Prime Reserve Class                                41,608
                                                     ----------
                                                     $  282,423
                                                     ----------
      Amount unpaid at May 31, 1999                  $   57,892

For the year ended December 31, 1998 the following amounts were charged to the
Fund:

      Managed Class                                  $  244,534
      Institutional Class                                20,571
      Premium Class                                     273,356
      Prime Reserve Class                                   749
                                                     ----------
                                                     $  539,210
                                                     ==========

The Fund has an arrangement with certain banks, institutions and other persons under which they receive compensation from the Fund and the Adviser for performing shareholder servicing functions for their customers who own shares in the Fund. In connection with this arrangement, for the five months ended May 31, 1999, the Fund's receivable for the Adviser's portion of shareholder servicing fees paid to certain banks and institutions aggregated $90,000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $129,426, of which $51,932 remains unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $189,715.

The Company pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the five months ended May 31, 1999, Directors' fees and expenses aggregated $12,300.

The Company has a compensation arrangement under which payment of directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." The accumulated balance of deferred directors' fees and interest thereon relating to the Fund aggregated $39,621 as of May 31, 1999, an applicable portion of which is included in accrued expenses of the Fund.

The accumulated balance of deferred directors' fees and interest thereon relating to the Fund aggregated $33,277 as of December 31, 1998, an applicable portion of which is included in accrued expenses of the Fund.

                        20 - Scudder Money Market Series

Other. Printing and postage expenses related to preparing and distributing material such as shareholder reports, prospectuses and proxy materials to current shareholders are charged to each class based on number of shareholder accounts. For the five months ended May 31, 1999, the following amounts were paid by the Fund:

      Managed Class                                  $   18,996
      Institutional Class                                 7,176
      Premium Class                                       8,372
      Prime Reserve Class                                   828
                                                     ----------
                                                     $   35,372
                                                     ==========

For the year ended December 31, 1998, the following amounts were paid by the
Fund:

      Managed Class                                  $   29,625
      Institutional Class                                 4,871
      Premium Class                                      44,466
      Prime Reserve Class                                 1,250
                                                     ----------
                                                     $   80,212
                                                     ==========

                                C. Line of Credit

The Company and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               D. Year End Change

On November 13, 1998, the Board of Directors of the Company changed the fiscal year end of the Fund from December 31 to May 31.


                        21 - Scudder Money Market Series

                        Report of Independent Accountants

To the Board of Directors and Shareholders of Scudder Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series (a portfolio of Scudder Fund, Inc., hereafter referred to as the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 1999


                        22 - Scudder Money Market Series

                                 Tax Information

The total amount of dividends declared in the five month period ended May 31, 1999 by the Money Market Series of Scudder Fund, Inc. are taxable as ordinary dividend income for Federal income tax purposes. None of this amount qualifies for the dividends received deduction available to corporations.

You should consult your tax advisor as to the state and local tax status of the dividends you received.


                        23 - Scudder Money Market Series

                             Officers and Directors


Daniel Pierce*
President

Dr. Rosita P. Chang
Director; Professor of Finance, University of Rhode Island

Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

Peter B. Freeman
Director; Corporate Director and Trustee

Dr. J. D. Hammond
Director; Dean, Smeal College of Business Administration

Richard M. Hunt
Director; University Marshal and Senior Lecturer, Harvard University

Ann M. McCreary*
Vice President

Kathryn L. Quirk*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

John Millette*
Vice President and Secretary

Thomas W. Joseph*
Vice President and Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.


                        24 - Scudder Money Market Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                        25 - Scudder Money Market Series

                                Scudder Solutions

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Convenient ways to invest, quickly and reliably:
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
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
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          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
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          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
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                        26 - Scudder Money Market Series
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Mutual Funds and More -- Brokerage and Guidance Services:
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          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
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Additional Information on How to Contact Scudder:
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          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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                        27 - Scudder Money Market Series
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About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich
Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper
Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Scudder Premium Money Market Shares and Scudder Prime Reserve Money Market
Shares are not insured or guaranteed by the U.S. Government. Scudder Money
Market Series seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER